Exhibit 99.2

Investor Presentation July 2017 OTCQB: PVHO 1

Safe Harbor Statement This presentation contains forward - looking statements regarding our business, financial condition, results of operations, revenue streams, unit economics, intrinsic value and prospects . Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward - looking statements, but are not deemed to represent an all - inclusive means of identifying forward - looking statements . Additionally, statements concerning future matters are forward - looking statements . Although forward - looking statements in this presentation reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us . Consequently, forward - looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward - looking statements . Such forward - looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in such forward - looking statements . These risks, assumptions and uncertainties include : the ability to develop customers and generate revenues ; the ability to compete effectively in a rapidly evolving marketplace ; the impact of technological change ; our ability to protect our intellectual property in the United States and other countries ; our ability to raise capital to implement our business plan ; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . We undertake no obligation to revise or update any forward - looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, except as required by law . These materials were prepared for the sole purpose of providing information to use as a reference in making investment decisions, and are not intended as a solicitation for investment . Copyright© 2017 Provision Holding, Inc . All rights reserved . 2

Stock Info Exchange: OTCQB Ticker: PVHO Market Cap*: $8.8M Price*: $0.07 Avg. Vol (3m)*: 188,151 No. Shares Outstanding: 120M Fiscal Year : June 30 TTM Revenue (2016): $5M 3 * As of July X, 2017

Strategy Company Overview Business Highlights Provision Holding 4

Corporate Overview ▪ Provision designs and produces patented, interactive 3D Holographic display technologies ▪ Innovative retail self - service platform ▪ Provides retailers with unique opportunity to maximize in - store purchasing ▪ Rapidly diversifying retail partner network validates platform capabilities ▪ Expanded retailer and advertiser roster driving multiple revenue opportunities ▪ Value - add grocery channel partnership with Coinstar ▪ Provision’s platform to be integrated across Coinstar’s 17,000 location network ▪ Initial 300 location rollout planned in second half of 2017; broad deployment in 2018 ▪ Rite Aid and Discount Drug Mart drive pharmacy channel access ▪ Installed base of approximately 700 Rite Aid stores in Top 10 demographic markets ▪ Contract to expand nationwide ▪ New multi - year partnership with DDM to expand Provision’s footprint by 70+ locations ▪ Favorable feedback from advertisers, retailers & consumers ▪ 17.4% average coupon redemption rate; as high as 44% reported ▪ Far exceeds published comparisons of 1% - 3% ▪ Advertising success achieved across multinational industries, including cosmetics, consumer goods, and pharmaceuticals 5

Provision 3D Platform Features ▪ Company founded in 2008 ▪ Award winning 3D Savings Center platform: ▪ Allows retailers to engage with consumers by offering personalized experiences and incentives, driving point - of - sale purchasing ▪ Positions Provision to disrupt U.S. Point - Of - Sale Ad spending market currently greater than $17 Billion, growing 20% annually (Source: POPAI) ▪ Unifying brick - and - mortar with ecommerce – continuity via omnichannel ▪ Agnostic, configurable technology: beacon, geo - fencing, Shazam 6

Patented and Proprietary ▪ Created 35 global patents and trademarks (12 U.S. Patents issued) ▪ U.S. Patent Issued (7,881,822), 3D Kiosks: “protects vending machines and product dispensing kiosks when integrated with 3D” ▪ No glasses required ▪ Scalable: Current products include 3” to 40” ▪ Flexible: 3D or 2D standard content ▪ Enables any digital image to be projected up to 40 inches away from a screen in 3D ▪ Interactive: via smart phone or gesture control 3D Holographic Technology 7

Strategy Company Overview Business Highlights Provision Holding 8

Strategic Plan Integrate Provision 3D Platform Across Coinstar Grocery Network ▪ Targeting 300 locations in the second half of 2017 ▪ Broad rollout across 17,000 location network planned for 2018 ▪ Channel penetration will drive reach beyond “critical mass”, validating Provision’s platform and supporting higher ad rates Maximize Pharmacy Channel Opportunity ▪ Drive towards contractual nationwide expansion with Rite Aid, augmented by rollout across Discount Drug Mart’s 70+ store regional footprint Develop Next - Generation Technology: Game Changers ▪ Consumer product platform ▪ First - to - Market with a proprietary, life - sized 3D holographic platform ▪ Improvements in both hologram size and viewing angle ▪ Provision will partner to help shape new target markets across retail, consumer, medical and entertainment verticals 9 Goal: To expand Provision’s retailer/advertising agency partner network, broadening customer reach and influencing higher ad rates

3D Platform Provision’s 3D Platform Ensures Success For All Parties RETAILERS Integrate with loyalty and other rewards programs ▪ Product sales lift up to 44% ▪ “Cool” technology platform ▪ Unique in - store experience CONSUMERS Money - Saving Offers ▪ Consumers regularly visit 3D for updated content and new, personalized incentive offers ADVERTISERS In - store Advertising ▪ Disruptive ‘wow’ factor of 3D holograms ▪ Industry leading coupon redemption rates up to 44% ▪ Ad recall rates up to 60% 10

Monthly Unit Economics Note: Monthly operating profit per kiosk would be reduced by financing costs 11

Scalable Business Model 12 High Level Partners ▪ Intel, Fujifilm, Fortress ▪ Infrastructure available for 20,000 additional locations and new retailers Retailers ▪ Shortening sales cycles ▪ Discussions with additional regional/national chains Ad Agencies ▪ Key Drivers of corporate ad customers ▪ 1,000 store installs is the “inflection point” – national agencies start participating Additional Revenue Streams ▪ 3D Advertising, Coupons/Promotions to Start; Mobile, Data, Transactions, Dynamic Targeting Low Overhead ▪ Servicing by Fujifilm ▪ Content managed by Provision remotely Provision Near - Term Growth Drivers

Multiple Revenue Streams Monthly Recurring Advertising Revenue Custom Product Development New Product Launch Support Hardware Sales Licensing & Royalties Exclusivity: “Coke or Pepsi” Provision 3D Platform 13 Innovative Retail Self - Service Platform ▪ Initial focus on penetrating: ▪ Grocery Store Networks ▪ Retail Pharmacy Networks ▪ Convenience Store Networks

Applicability Across Vertical Markets Multiple Target Markets Retail Entertainmen t 14 Medical Consumer

Disruptive Future Applications ▪ Holographic Displays : “The fastest growing markets in the coming years will be Consumer and Medical Applications ” (Source: marketsandmarkets.com) 15

Strategy Company Overview Business Highlights Provision Holding 16

Past & Present Partners 17

Advertisers Delivered 18

Management • Leadership ▪ Curt Thornton* , BS/MBA, Founder/CEO – Iwerks , Nortel, AMC, Tandon Computers, Harman JBL, Rexon ▪ Bob Ostrander* , BS/MBA, VP Business Development – Baskin Robbins, Allied Domecq, Kraft, Sara Lee, Welch ▪ Joe Turner, BA, VP Media Sales – Clear Channel, Verifone Media, Branded Cities, Comcast, and Cox Communications ▪ Jeff Vrachan , BA/BS, VP Engineering – Allied Signal, Mitsubishi, Southwestern, Rexon • Advisory Board ▪ Gil Amelio , Ph.D.: Former Apple CEO; AT&T Board Member ▪ Jon Corfino * : EVP, Comcast/NBC/Universal ▪ Dave Yacullo : CEO, Holt Media Group; Former CEO Omnicom ▪ Dave Matera : CEO, Pitch, Inc., Media Buying Agency ▪ Lyle Bunn , Ph.D.: Digital Signage Expert, Market Pioneer 19 * Board of Directors

Upcoming Catalysts ▪ Integrate Provision 3D Platform Across Coinstar Network ▪ Targeting 300 locations in the second half of 2017 ▪ Broad rollout across 17,000 location network planned to begin in 2018 ▪ Add new retailer/advertising agency partners, further increasing Provision’s platform reach and ad rate leverage ▪ Maximize Pharmacy Channel Rollouts ▪ Drive towards contractual nationwide Rite Aid expansion ▪ Integrate platform across Discount Drug Mart’s 70+ store footprint 20

Contacts For more information: Curt Thornton, CEO curt@provision.tv (805) 358 - 9292 mobile (818) 775 - 1624 office www.provision.tv Los Angeles ♦ New York Philip Carlson / Steve Silver pcarlson@kcsa.com / ssilver@kcsa.com (212) 896 - 1233 / (212) 896 - 1220 21

APPENDIX 22

Global Market Opportunity • Global Digital Signage Market to Reach $27.34 Billion by 2022 (Source: marketsandmarkets.com, 2016) • Global Self - Service Technology Market to Reach $37.75 Billion by 2020 (Source: Zion Research, 2016) • Global Interactive Kiosks Market to Reach $73.35 Billion by 2020 (Source: marketsandmarkets.com, 2016) • U.S. Point - Of - Sale Ad spending exceeds $17 Billion and is expected to grow 20% in the next five years (Source: POPAI) • U.S. Local Advertising spending is expected to reach $149 Billion in 2017 (Source: Bia /Kelsey) • 3D Display Revenues Forecast to Reach $22B by 2018 ( Source: NPD Group) • Global Digital Holography market to grow at a CAGR of 38.71% during 2016 - 2020 (Source: researchandmarkets.com 23